Inventories	12 Months Ended
Dec. 31, 2025
Inventory Disclosure [Abstract]
Inventories
Note 4.	Inventories

Inventories are as follows:

	December 31,
	2025	2024
Finished goods	$2,398,036	$2,447,002
Packaging and supplies	5,443,175	3,934,524
Maintenance materials	3,021,719	2,485,517
Total	$10,862,930	$8,867,043

Maintenance materials exclude certain materials of $5.1 and $4.8 million as of December 31, 2025 and 2024, respectively, that are not expected to be consumed within the next twelve months. These amounts are classified under other inventories in the Consolidated Balance Sheets. Finished goods are shown at net realizable amount which includes write downs for obsolescence of $0.3 million and $0.2 million as of December 31, 2025 and 2024.

In September 2024, the Company incurred loss due to fire in one of its leased warehouses. As a result of the incident, the Company wrote off approximately $0.8 million of inventory, which was fully recovered from the insurance.